UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3725

Fidelity California Municipal Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
(Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Item 1.

Reports to Stockholders

Fidelity® California Municipal Income Fund Annual Report February 28, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(0.61)%	2.40%	4.14%
Class M (incl. 4.00% sales charge)	(0.57)%	2.43%	4.18%
Class C (incl. contingent deferred sales charge)	1.76%	2.46%	3.79%
Fidelity® California Municipal Income Fund	3.88%	3.57%	4.90%
Class I	3.78%	3.49%	4.82%
Class Z	3.82%	3.49%	4.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on (February 28, 2009).

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$16,142	Fidelity® California Municipal Income Fund
$15,612	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the year ending February 28, 2019, supported by below-average bond issuance and strong investor demand – particularly since January. The Bloomberg Barclays Municipal Bond Index returned 4.13% for the 12 months. Gross municipal bond issuance remained below the long-term historical average due to the elimination of tax-exempt advance refundings under the new tax law, historically a significant source of supply. Despite stable municipal finances and fairly benign inflation, the municipal market experienced volatility in September into October due to concerns that the U.S. Federal Reserve would continue to raise interest rates – even though there was evidence of an international economic slowdown. Munis rebounded in late 2018 and early 2019 amid a pause in U.S. policy interest rate hikes. There was little differentiation in performance across municipal sectors for the period. General obligation bonds gained 4.26%. Within this segment, state and local bonds performed similarly. Looking ahead, market volatility is possible due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the fiscal year, the fund's share classes posted gains roughly in the range of 3% to 4%, compared with the 3.38% return of the Bloomberg Barclays California Enhanced Municipal Bond Index. The fund maintained modestly more sensitivity to interest rates versus the state benchmark, which added value as interest rates declined late in the period. In addition, non-index exposure to the 10-year part of the yield curve relatively contributed, as these bonds outperformed those of other maturities. The portfolio's overweighting in bonds with ratings in the lower tiers of the investment grade universe – particularly in the health care, education and resource-recovery segments – also contributed to the fund's relative result. Overweighting bonds issued by airport authorities was another plus. Conversely, differences in the way fund holdings and components within the state benchmark were priced detracted from the fund's relative result more than any other factor. The fund's underweighting in bonds issued by the state of California also hurt versus the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 28, 2019

% of fund's net assets
General Obligations	33.1
Transportation	22.0
Special Tax	10.5
Health Care	9.9
Education	8.7

Quality Diversification (% of fund's net assets)

As of February 28, 2019
AAA	3.6%
AA,A	79.8%
BBB	10.4%
BB and Below	1.3%
Not Rated	5.1%
Short-Term Investments and Net Other Assets*	(0.2)%

 * Short-term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Municipal Bonds - 96.8%
	Principal Amount (000s)	Value (000s)
California - 96.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2009 B, 6.25% 8/1/39 (Pre-Refunded to 8/1/19 @ 100)	$3,000	$3,058
Series 2012 A:
5% 8/1/24	1,050	1,147
5% 8/1/25	1,245	1,358
5% 8/1/27	300	326
5% 8/1/28	400	435
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	1,882
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,760	2,420
Alameda Corridor Trans. Auth. Rev.:
Series 2004, 0% 10/1/19	630	621
Series 2013 A:
5% 10/1/24	7,750	8,876
5% 10/1/25	5,245	5,992
Series 2016 B:
5% 10/1/34	2,500	2,784
5% 10/1/35	4,000	4,438
Alameda County Ctfs. of Prtn. (Santa Rita Jail Proj.) Series 2007 A, 5% 12/1/20 (AMBAC Insured)	2,810	2,818
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	1,000	1,155
Series 1997 C:
0% 9/1/19 (FSA Insured)	1,285	1,274
0% 9/1/22 (FSA Insured)	5,150	4,802
Antelope Valley Cmnty. College District:
Series 2015, 5% 8/1/39	17,680	20,101
Series A:
5% 8/1/31	1,325	1,574
5% 8/1/32	1,345	1,589
5% 8/1/33	1,805	2,122
5% 8/1/34	3,000	3,511
5% 8/1/35	4,000	4,661
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series B, 2.85%, tender 4/1/25 (a)	7,000	7,301
Series C, 2.1%, tender 4/1/22 (a)	7,000	7,049
Series H, 2.125%, tender 4/1/25 (a)	4,000	4,020
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/24	3,235	3,599
5% 6/1/25	4,355	4,842
5% 6/1/27	2,755	3,049
5% 6/1/28	3,045	3,366
California Dept. of Wtr. Resources Series AI, 5% 12/1/25	2,700	2,954
California Edl. Facilities Auth. Rev.:
(Loyola Marymount Univ. Proj.) Series 2010 A, 5% 10/1/25	5,860	5,968
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	1,613
(Santa Clara Univ. Proj.):
Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	9,500
Series 2017 C:
5% 4/1/30	650	798
5% 4/1/31	890	1,081
5% 4/1/33	1,245	1,496
Series 2018 A:
5% 10/1/34	760	890
5% 10/1/36	840	971
5% 10/1/38	620	707
5% 10/1/42	4,000	4,500
5% 10/1/46	5,000	5,612
California Enterprise Dev. Auth. (The Thacher School Proj.) Series 2010:
4% 9/1/20	860	870
4% 9/1/21	1,000	1,011
4% 9/1/22	740	748
4% 9/1/23	1,080	1,091
4% 9/1/24	1,125	1,136
5% 9/1/19	400	407
5% 9/1/39	5,000	5,074
California Gen. Oblig.:
Series 2007:
5.625% 5/1/20	85	85
5.625% 5/1/26	120	120
5.75% 5/1/30	90	90
Series 2009:
6% 4/1/38	625	627
6.5% 4/1/33	5,315	5,334
5% 10/1/22	1,355	1,382
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 12/1/33	105	105
5.25% 4/1/35	3,500	3,822
5.5% 4/1/28	5	5
5.5% 4/1/30	25	25
5.5% 11/1/34	2,535	2,598
5.5% 11/1/39	1,810	1,855
6% 3/1/33	16,330	17,034
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	11,000	11,132
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,769
5% 11/15/23	2,000	2,202
(Lucile Salter Packrd Chil Hosp. Proj.) Series 2017 A, 5% 11/15/42	1,750	1,959
(Providence Health and Svcs. Proj.) Series 2009 B, 5.5% 10/1/39	2,000	2,043
(Scripps Health Proj.) Series 2010 A, 5% 11/15/36	3,000	3,072
(Stanford Health Proj.) Series 2017 A:
5% 11/15/35	3,405	4,009
5% 11/15/36	5,000	5,853
5% 11/15/37	3,000	3,490
Bonds (Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	8,190	8,194
Series 2008 A3, 5.5% 11/15/40 (Pre-Refunded to 11/15/21 @ 100)	3,090	3,421
Series 2011 A, 5% 3/1/20	3,250	3,356
Series 2011 D:
5% 8/15/22	900	975
5% 8/15/23	700	758
5% 8/15/25	2,000	2,162
Series 2017 A, 5% 11/15/32	1,400	1,654
Series 2018 A, 5% 11/15/27	500	622
California Infrastructure & Econ. Dev. Bank Rev. (Performing Arts Ctr. of Los Angeles County Proj.) Series 2007:
5% 12/1/27	1,080	1,083
5% 12/1/32	1,000	1,002
5% 12/1/42	2,185	2,190
California Muni. Fin. Auth. (Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/32	2,750	3,249
5% 6/1/33	2,320	2,726
5% 6/1/34	5,290	6,182
5% 6/1/35	5,110	5,953
5% 6/1/36	5,830	6,768
5% 6/1/37	3,000	3,466
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/25	305	357
5% 10/1/26	715	847
5% 10/1/28	2,130	2,538
5% 10/1/30	1,000	1,167
5% 10/1/32	1,000	1,149
5% 10/1/34	2,125	2,421
(Channing House Proj.) Series 2017 A:
4% 5/15/29	2,000	2,227
4% 5/15/30	1,575	1,732
4% 5/15/31	2,150	2,344
4% 5/15/32	1,000	1,075
5% 5/15/33	895	1,048
5% 5/15/34	1,000	1,165
(Eisenhower Med. Ctr. Proj.) Series 2010 A, 5% 7/1/19 (Escrowed to Maturity)	300	303
(Institute On Aging Proj.) Series 2017:
5% 8/15/27	230	285
5% 8/15/29	245	299
5% 8/15/30	225	271
5% 8/15/33	750	882
5% 8/15/36	1,435	1,663
(LINXS APM Proj.) Series 2018 A:
5% 12/31/33 (b)	4,000	4,580
5% 12/31/34 (b)	3,000	3,420
5% 12/31/35 (b)	2,500	2,838
5% 12/31/36 (b)	5,000	5,649
5% 12/31/37 (b)	4,000	4,501
5% 12/31/38 (b)	5,000	5,602
5% 12/31/43 (b)	6,000	6,644
5% 12/31/47 (b)	5,000	5,512
(Pomona College Proj.) Series 2017:
4% 1/1/37	1,250	1,328
4% 1/1/38	1,500	1,587
5% 1/1/32	1,000	1,207
5% 1/1/33	500	599
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/27	1,000	1,214
5% 6/1/28	1,000	1,206
5% 6/1/30	1,555	1,848
5% 6/1/32	1,000	1,167
5% 6/1/33	1,000	1,161
5% 6/1/35	1,000	1,148
5% 6/1/43	3,750	4,200
Series 2016 A, 5% 11/1/36 (c)	1,000	1,084
Series 2017 A:
5% 7/1/27	900	1,059
5% 7/1/29	575	669
5% 7/1/31	1,000	1,144
5% 7/1/32	1,400	1,591
5% 7/1/33	1,000	1,131
5% 7/1/34	1,395	1,570
5% 7/1/35	1,500	1,680
5% 7/1/36	1,500	1,671
5% 7/1/37	1,250	1,384
Series 2017 B:
5% 7/1/28	1,250	1,465
5% 7/1/29	1,300	1,512
5% 7/1/30	750	865
5% 7/1/31	800	916
5% 7/1/32	1,385	1,574
Series 2017:
5% 10/1/27	500	599
5% 10/1/36	1,250	1,412
5% 10/1/37	500	563
5% 10/1/39	1,750	1,954
Series 2018:
5% 10/1/31	200	233
5% 10/1/32	225	261
5% 10/1/33	225	260
5% 10/1/34	225	259
5% 10/1/35	225	257
5% 10/1/36	250	285
5% 10/1/37	275	311
5% 10/1/38	300	338
Series 2019 A:
5% 4/1/30	3,000	3,624
5% 4/1/31	2,000	2,390
5% 4/1/32	3,000	3,546
5% 4/1/35	1,780	2,071
5% 4/1/36	1,125	1,303
5% 4/1/37	1,475	1,699
5% 4/1/40	2,500	2,841
5% 4/1/41	2,865	3,250
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/26	4,210	4,860
5% 5/15/27	4,635	5,403
5% 5/15/34	10,000	11,310
5% 5/15/36	10,000	11,209
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/33	1,345	1,532
5% 5/15/35	1,955	2,205
5% 5/15/36	1,500	1,684
5% 5/15/43	1,500	1,645
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2010 A, 2.3%, tender 5/1/19 (a)(b)(c)	7,000	7,001
Series 2017 A1, 2.3%, tender 4/15/19 (a)(b)(c)	2,750	2,750
(Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	7,741
California Pub. Fin. Auth. Univ. H (Claremont Colleges Proj.) Series 2017 A:
5% 7/1/27 (c)	1,550	1,640
5% 7/1/32 (c)	2,480	2,581
5% 7/1/37 (c)	3,345	3,425
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	7,823
(Dept. of Corrections & Rehab. Proj.) Series 2011 C:
5% 10/1/27	9,530	10,294
5.25% 10/1/24	4,170	4,551
5.25% 10/1/25	2,875	3,136
5.75% 10/1/31	4,000	4,380
(Various California State Univ. Proj.) Series 2012 D:
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,700	1,907
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,865	2,092
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,098
5% 4/1/25	5,300	5,814
Series 2012 G, 5% 11/1/25	2,500	2,786
Series 2016 D, 4% 4/1/33	1,660	1,760
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/22	3,000	3,272
5% 12/1/23	2,800	3,050
Series 2009 I, 6.25% 11/1/21 (Pre-Refunded to 11/1/19 @ 100)	2,000	2,063
California Statewide Cmntys. Dev. Auth.:
Series 2016:
5% 5/15/34	1,250	1,392
5% 5/15/35	4,725	5,243
5% 5/15/40	2,250	2,456
Series 2017, 5% 5/15/47	1,000	1,096
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/33	1,595	1,804
5% 1/1/38	3,240	3,573
5% 1/1/43	7,300	7,972
California Statewide Cmntys. Dev. Auth. Rev.:
(Cottage Health Sys. Obligated Group Proj.) Series 2010, 5.25% 11/1/30	3,000	3,167
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/27	245	293
5% 7/1/28	660	795
5% 7/1/29	695	833
5% 7/1/30	730	866
5% 7/1/31	765	899
5% 7/1/32	805	941
5% 7/1/33	845	982
5% 7/1/34	885	1,024
5% 7/1/35	925	1,067
5% 7/1/36	500	573
5% 7/1/37	650	741
5% 7/1/38	500	568
5% 7/1/43	1,250	1,406
5% 7/1/48	9,000	10,099
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42 (Pre-Refunded to 8/15/20 @ 100)	2,120	2,256
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/27	3,000	3,037
Series 2016:
5% 10/1/26	1,125	1,312
5% 10/1/27	2,360	2,744
5% 10/1/28	1,230	1,423
5% 10/1/29	675	777
5% 10/1/30	1,100	1,257
5% 10/1/33	1,850	2,081
Series 2017 A:
5% 11/1/32 (c)	1,135	1,255
5% 11/1/41 (c)	1,875	2,030
5.375% 6/1/26 (Pre-Refunded to 6/1/21 @ 100)	2,520	2,735
6% 6/1/33 (Pre-Refunded to 6/1/21 @ 100)	3,020	3,319
Carlsbad Unified School District:
Series 2009 B, 0% 5/1/34 (Pre-Refunded to 5/1/24 @ 100) (d)	5,300	6,345
Series 2017 A:
4% 5/1/31	1,500	1,646
4% 5/1/32	1,150	1,249
4% 5/1/33	1,375	1,482
4% 5/1/34	1,375	1,472
Chaffey Unified High School District Series 2017 C, 5.25% 8/1/47	6,000	6,969
Corona-Norco Unified School District Series 2013 A:
5% 9/1/25	645	728
5% 9/1/28	1,250	1,399
5% 9/1/32	1,125	1,253
5% 9/1/35	585	650
Ctr. Unified School District Series 1997 C, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,010	1,958
Desert Sands Unified School District Series 2013 B:
5% 6/1/27	2,000	2,272
5% 6/1/28	2,000	2,270
5% 6/1/29	1,650	1,871
5% 6/1/30	2,500	2,830
5% 6/1/31	1,750	1,977
El Camino Hosp. District Series 2006:
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,425	1,148
0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,435	1,889
0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,030	3,734
El Dorado County Gen. Oblig. 5% 9/1/23	1,360	1,509
El Dorado Irr. Distr. Rev. Series 2016 C, 5% 3/1/36	330	382
Elk Grove Fin. Auth. Spl. Tax Rev.:
(Elk Grove Cfd Laguna Ridge Proj.) Series 2016, 5% 9/1/41	4,500	4,837
Series 2015:
5% 9/1/27	1,940	2,279
5% 9/1/28	4,125	4,826
5% 9/1/29	4,325	5,046
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,320
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,028
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,865
Series 2016:
5% 9/1/27	1,875	2,125
5% 9/1/28	1,500	1,687
5% 9/1/29	2,000	2,234
5% 9/1/30	1,720	1,910
5% 9/1/31	2,500	2,768
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	4,025	4,482
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,461
0% 10/1/25 (AMBAC Insured)	1,665	1,413
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	960
Escondido Union High School District Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	3,526
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	2,081
Folsom Cordova Unified School District School Facilities Impt. District #1 Series A, 0% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,279
Foothill-De Anza Cmnty. College District:
Series 1999 A, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,425	6,285
Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,509
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2015 A, 0% 1/15/33 (FSA Insured)	9,000	5,532
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,390	4,370
Series 2013 A, 5% 6/1/30	6,000	6,656
Series 2015 A, 5% 6/1/33	2,305	2,601
Series 2017 A1:
5% 6/1/21	2,000	2,129
5% 6/1/22	2,000	2,176
5% 6/1/23	2,000	2,215
5% 6/1/24	3,000	3,347
5% 6/1/25	3,000	3,396
5% 6/1/26	3,000	3,434
5% 6/1/28	2,500	2,863
5% 6/1/29	5,000	5,678
Series A, 0% 6/1/24 (AMBAC Insured)	8,030	7,202
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/21	1,750	1,849
5% 9/2/23	1,000	1,111
5% 9/2/24	825	938
5% 9/2/25	500	552
5% 9/2/26	800	900
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/25	1,700	1,996
5% 9/1/26	1,860	2,174
5% 9/1/27	1,725	2,012
5% 9/1/28	1,000	1,164
5% 9/1/29	1,250	1,452
Series 2013 A:
5% 9/1/24	3,830	4,383
5% 9/1/25	4,085	4,652
5% 9/1/26	4,105	4,656
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	1,925
5% 8/15/28	1,960	2,134
5% 8/15/29	4,225	4,596
5% 8/15/30	4,555	4,945
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
5% 8/1/21	405	425
5% 8/1/22	450	472
5% 8/1/23	485	509
5% 8/1/24	1,000	1,049
5% 8/1/26	1,370	1,436
5% 8/1/28	760	796
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,112
5% 8/1/25	1,000	1,111
5% 8/1/26	1,000	1,109
5% 8/1/27	1,000	1,107
5% 8/1/28	1,000	1,105
5% 8/1/29	1,000	1,103
5% 8/1/30	1,000	1,100
5% 8/1/31	1,000	1,098
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	4,093
Long Beach Cmnty. College:
0% 6/1/28 (FSA Insured)	2,995	2,359
0% 6/1/31 (FSA Insured)	8,285	5,694
Long Beach Hbr. Rev.:
Series 2010 B, 5% 5/15/22	2,735	2,851
Series 2017 A:
5% 5/15/26 (b)	1,110	1,325
5% 5/15/27 (b)	2,000	2,415
5% 5/15/29 (b)	1,350	1,612
5% 5/15/30 (b)	1,300	1,538
5% 5/15/31 (b)	2,400	2,816
5% 5/15/32 (b)	1,760	2,054
5% 5/15/33 (b)	1,350	1,569
5% 5/15/34 (b)	1,650	1,907
5% 5/15/35 (b)	2,500	2,879
5% 5/15/36 (b)	3,000	3,441
5% 5/15/37 (b)	2,755	3,142
Long Beach Unified School District Series 2009:
5.25% 8/1/33	410	416
5.75% 8/1/33	170	173
5.75% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	2,630	2,676
Los Angeles Cmnty. College District:
Series 2010 C, 5.25% 8/1/39 (Pre-Refunded to 8/1/20 @ 100)	1,300	1,369
Series 2015 A, 5% 8/1/29	7,000	8,103
Series 2017 J, 4% 8/1/33	2,500	2,730
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,812
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.) 5% 3/1/23	1,600	1,823
(Disney Parking Proj.) 0% 3/1/20	1,000	983
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,472
Los Angeles Dept. Arpt. Rev.:
Series 2015 A:
5% 5/15/24 (b)	795	914
5% 5/15/25 (b)	2,250	2,631
5% 5/15/26 (b)	1,705	1,987
5% 5/15/27 (b)	1,250	1,450
5% 5/15/28 (b)	1,250	1,444
5% 5/15/29 (b)	1,575	1,810
5% 5/15/30 (b)	1,400	1,601
Series 2015 D:
5% 5/15/28 (b)	1,950	2,252
5% 5/15/29 (b)	2,550	2,931
5% 5/15/30 (b)	2,000	2,287
5% 5/15/31 (b)	2,540	2,888
5% 5/15/41 (b)	3,240	3,575
Series 2016 A:
5% 5/15/29 (b)	2,500	2,902
5% 5/15/30 (b)	2,500	2,881
5% 5/15/31 (b)	3,000	3,433
5% 5/15/32 (b)	3,700	4,214
5% 5/15/33 (b)	2,000	2,269
5% 5/15/35 (b)	2,000	2,255
5% 5/15/42 (b)	7,500	8,298
Series 2016 B:
5% 5/15/22 (b)	1,000	1,097
5% 5/15/26 (b)	1,600	1,897
5% 5/15/27 (b)	1,000	1,177
5% 5/15/36 (b)	3,600	4,044
5% 5/15/41 (b)	3,750	4,154
Series 2017 B:
5% 5/15/23 (b)	1,000	1,125
5% 5/15/24 (b)	1,500	1,722
5% 5/15/25 (b)	1,750	2,043
Series 2018, 5% 5/15/43 (b)	10,000	11,376
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev. 4.75% 10/15/20 (Escrowed to Maturity)	65	65
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2015 A:
5% 7/1/28	3,400	3,981
5% 7/1/30	6,000	6,947
Series 2016 B, 5% 7/1/42	4,595	5,155
Los Angeles Hbr. Dept. Rev. Series 2016 A, 5% 8/1/24 (b)	1,500	1,734
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2012 C, 5% 3/1/26	3,000	3,288
Series 2014 A:
5% 5/1/24	325	380
5% 5/1/25	540	630
5% 5/1/29	500	573
5% 5/1/30	1,000	1,144
5% 5/1/31	1,555	1,775
Series 2014 B:
5% 5/1/24	200	234
5% 5/1/25	225	262
5% 5/1/29	500	573
5% 5/1/30	400	457
5% 5/1/31	400	457
Series 2016 B, 5% 11/1/36	1,500	1,723
Los Angeles Wastewtr. Sys. Rev. Series 2012 B, 5% 6/1/28	4,800	5,309
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (Escrowed to Maturity)	445	465
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36 (Pre-Refunded to 3/15/20 @ 100)	3,425	3,561
Malibu Gen. Oblig. Ctfs. of Prtn. (City Hall Proj.) Series A:
5% 7/1/32 (Pre-Refunded to 7/1/19 @ 100)	500	506
5% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	4,095	4,143
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	1,033
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,917
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,427
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	1,490	1,543
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	965	1,001
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	1,557
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/30	1,640	1,909
5% 6/1/31	500	576
5% 6/1/32	500	573
5% 6/1/33	1,800	2,052
5% 6/1/34	1,345	1,524
5% 6/1/35	1,895	2,141
5% 6/1/36	2,000	2,253
5% 6/1/41	6,155	6,821
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,178
Muroc Jt Unified School District Series 2016 B, 5.25% 8/1/47	4,375	5,081
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,816
5% 9/1/25	1,000	1,096
5% 9/1/26	1,155	1,262
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	3,203
Series 2015:
4% 9/1/24 (FSA Insured)	330	369
5% 9/1/25 (FSA Insured)	680	801
5% 9/1/26 (FSA Insured)	500	584
5% 9/1/26 (FSA Insured)	1,500	1,752
5% 9/1/27 (FSA Insured)	455	529
North City West School Facilities Fing. Auth. Spl. Tax Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,765
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	2,900	3,174
Northern California Transmission Agcy. Rev.:
5% 5/1/36	2,390	2,730
5% 5/1/38	1,500	1,701
5% 5/1/39	1,500	1,699
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,700	3,514
Oakland Gen. Oblig.:
Series 2012, 5% 1/15/25	3,460	3,676
Series 2015 A:
5% 1/15/28	1,225	1,451
5% 1/15/29	1,650	1,943
5% 1/15/30	1,665	1,949
5% 1/15/31	1,520	1,769
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	425	445
Oakland Unified School District Alameda County:
Series 2009 A:
6.5% 8/1/23 (Pre-Refunded to 8/1/19 @ 100)	2,810	2,868
6.5% 8/1/24 (Pre-Refunded to 8/1/19 @ 100)	1,220	1,245
Series 2013:
6.25% 8/1/30 (Pre-Refunded to 8/1/21 @ 100)	1,500	1,670
6.625% 8/1/38 (Pre-Refunded to 8/1/21 @ 100)	5,000	5,610
Series 2015 A:
5% 8/1/30	1,250	1,464
5% 8/1/30 (FSA Insured)	1,570	1,838
5% 8/1/40	3,500	3,926
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,225
5% 2/1/23	5,000	5,481
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	3,435
Orange County San District Waste Series 2016 A:
5% 2/1/35	5,490	6,367
5% 2/1/36	6,630	7,653
Palomar Cmnty. College District Series 2017, 5% 8/1/35	1,410	1,663
Palomar Health Rev.:
Series 2016, 5% 11/1/36	12,970	14,017
Series 2017, 5% 11/1/42	3,000	3,195
Palomar Pomerado Health Series 2004 A, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,870	3,974
Placer County Union High School District Series A:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,954
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	959
Pomona Calif Wtsw Rev. (Wtr. Facilities Proj.) Series 2017, 4% 5/1/37	4,335	4,523
Port of Oakland Rev.:
Series 2011 O, 5% 5/1/22 (b)	4,500	4,796
Series 2012 P:
5% 5/1/22 (b)	4,000	4,383
5% 5/1/24 (b)	2,820	3,076
Series 2017 D:
5% 11/1/25 (b)	2,585	3,035
5% 11/1/26 (b)	2,285	2,719
5% 11/1/27 (b)	4,000	4,814
5% 11/1/28 (b)	4,925	5,885
5% 11/1/29 (b)	4,200	4,995
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	2,948
5% 6/15/28	2,190	2,629
5% 12/15/28	2,200	2,638
5% 12/15/29	4,825	5,761
5% 12/15/30	3,500	4,376
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	12,800	8,303
Series 2011, 0% 8/1/46	10,150	3,284
Series B:
0% 8/1/33	4,840	2,993
0% 8/1/35	9,000	5,045
0% 8/1/37	6,325	3,228
0% 8/1/41	5,130	2,177
Poway Unified School District Pub. Fing.:
5% 9/15/26	935	1,055
5% 9/1/30	1,495	1,631
5% 9/1/31	1,260	1,370
5% 9/1/32	1,795	1,947
5% 9/1/33	2,740	2,964
5% 9/1/34	1,225	1,322
5% 9/1/35	1,580	1,699
5% 9/1/36	3,395	3,644
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,740	2,035
5% 9/1/26 (FSA Insured)	1,350	1,571
5% 9/1/27 (FSA Insured)	1,700	1,974
5% 9/1/28 (FSA Insured)	1,700	1,967
5% 9/1/29 (FSA Insured)	1,850	2,133
Redwood City Elementary School District Series 1997, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,825	4,706
Riverside County Trans. Commission Toll Rev. Series 2013 A:
5.75% 6/1/44	2,500	2,723
5.75% 6/1/48	5,000	5,438
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	3,840	4,453
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,056
5% 8/1/27	1,725	2,064
5% 8/1/28	1,935	2,304
5% 8/1/29	2,330	2,753
Rocklin Unified School District Series 2002:
0% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,610	2,387
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	5,708
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	5,863
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,517
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	5,259
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,495
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,525
Sacramento City Fing. Auth. Lease Rev. Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	735	764
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000	4,926
Sacramento County Arpt. Sys. Rev.:
Series 2016 B:
5% 7/1/35	790	901
5% 7/1/36	2,000	2,273
5% 7/1/41	6,430	7,198
Series 2018 C:
5% 7/1/34 (b)	4,000	4,643
5% 7/1/35 (b)	5,000	5,784
5% 7/1/36 (b)	7,500	8,636
Series 2018 E:
5% 7/1/33	1,300	1,539
5% 7/1/34	1,000	1,179
5% 7/1/35	1,000	1,175
Sacramento Muni. Util. District Elec. Rev.:
Series 2012 Y, 5% 8/15/27	2,800	3,111
Series 2013 A, 5% 8/15/41	2,810	3,148
Series 2016 D, 5% 8/15/28	2,500	3,175
Sacramento TOT Rev. Series A:
5% 6/1/34	700	829
5% 6/1/35	2,065	2,436
5% 6/1/36	2,215	2,600
5% 6/1/37	2,405	2,808
5% 6/1/38	1,240	1,441
5% 6/1/43	6,000	6,867
San Bernardino County Ctfs. of Prtn.:
(Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,000	3,046
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	8,300	9,729
(Med. Ctr. Fing. Proj.) 5.5% 8/1/22	10,000	11,088
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (FSA Insured)	1,100	1,256
5% 8/1/24 (FSA Insured)	1,250	1,427
5% 8/1/25 (FSA Insured)	2,000	2,278
5% 8/1/27 (FSA Insured)	2,000	2,266
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/29	1,650	1,984
5% 7/1/31	2,000	2,353
5% 7/1/33	1,735	2,019
5% 7/1/34	1,380	1,598
5% 7/1/35	1,500	1,731
5% 7/1/36	1,980	2,272
5% 7/1/38	2,000	2,275
5% 7/1/42	5,000	5,630
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	3,300	3,643
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
(Sub Lien Proj.):
Series 2017 B:
5% 7/1/24 (b)	1,000	1,148
5% 7/1/25 (b)	515	600
5% 7/1/27 (b)	500	597
5% 7/1/28 (b)	1,000	1,185
5% 7/1/29 (b)	1,725	2,030
5% 7/1/30 (b)	2,915	3,405
5% 7/1/31 (b)	1,250	1,450
5% 7/1/32 (b)	1,300	1,499
5% 7/1/33 (b)	530	609
5% 7/1/34 (b)	1,000	1,144
5% 7/1/36 (b)	1,500	1,704
5% 7/1/37 (b)	750	848
5% 7/1/47 (b)	5,250	5,820
Series A, 5% 7/1/26 (b)	400	473
Series 2013 B, 5% 7/1/38 (b)	7,000	7,640
Series 2017A, 5% 7/1/42	5,810	6,592
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	1,899
Series 2015 A, 5% 10/15/44	4,005	4,579
Series 2016:
5% 10/15/29	2,000	2,382
5% 10/15/30	1,000	1,181
5% 10/15/31	650	765
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2009 B, 5.75% 8/1/35 (Pre-Refunded to 8/1/19 @ 100)	3,455	3,516
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	1,745
Series 2008 C, 0% 7/1/37	1,300	676
Series 2008 E, 0% 7/1/47 (d)	8,700	5,861
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2014 A:
5% 5/1/40 (b)	1,865	2,030
5% 5/1/44 (b)	8,390	9,089
Series 2016 B:
5% 5/1/41 (b)	9,695	10,735
5% 5/1/46 (b)	23,000	25,296
Series 2017 A, 5% 5/1/42 (b)	3,000	3,354
Series 2019 A:
5% 5/1/36 (b)	10,000	11,660
5% 1/1/47 (b)	3,005	3,372
5% 5/1/28	2,280	2,761
5% 5/1/29	1,225	1,473
5% 5/1/30	330	393
5% 5/1/32	1,000	1,164
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev. (San Francisco Redev. Projs.) Series 2009 B:
6.125% 8/1/28 (Pre-Refunded to 8/1/19 @ 100)	1,000	1,019
6.625% 8/1/39 (Pre-Refunded to 8/1/19 @ 100)	1,000	1,021
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
5% 8/1/23	1,000	1,095
5% 8/1/24	750	820
San Jacinto Unified School District Series 2014:
5% 8/1/25 (FSA Insured)	875	1,015
5% 8/1/26 (FSA Insured)	1,055	1,219
5% 8/1/27 (FSA Insured)	1,250	1,441
5% 8/1/28 (FSA Insured)	1,250	1,436
5% 8/1/29 (FSA Insured)	3,150	3,608
5% 8/1/30 (FSA Insured)	4,070	4,650
5% 8/1/31 (FSA Insured)	650	742
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,413
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/25	3,500	3,985
5% 6/1/26	3,000	3,399
San Jose Int. Arpt. Rev.:
Series 2017 A:
5% 3/1/27 (b)	2,480	2,940
5% 3/1/29 (b)	710	831
5% 3/1/31 (b)	1,100	1,270
5% 3/1/32 (b)	850	975
5% 3/1/33 (b)	1,095	1,251
5% 3/1/34 (b)	1,250	1,422
5% 3/1/35 (b)	3,460	3,921
5% 3/1/36 (b)	2,250	2,541
5% 3/1/37 (b)	2,250	2,529
5% 3/1/41 (b)	10,235	11,373
Series 2017 B:
5% 3/1/29	200	239
5% 3/1/30	250	297
5% 3/1/32	235	275
5% 3/1/33	250	291
5% 3/1/34	500	580
5% 3/1/37	3,000	3,436
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	1,980
5% 10/1/29	675	802
5% 10/1/30	2,000	2,365
5% 10/1/31	2,310	2,721
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38 (Pre-Refunded to 8/1/21 @ 100)	5,000	5,426
Series 2010 B, 0% 8/1/47	9,000	2,912
San Mateo County Cmnty. College District Series 2019:
5% 9/1/36 (e)	1,000	1,181
5% 9/1/37 (e)	1,000	1,175
5% 9/1/38 (e)	760	889
5% 9/1/39 (e)	1,000	1,166
5% 9/1/40 (e)	1,100	1,279
San Mateo County Joint Powers Fing. Auth.:
(Cap. Projs.) Series 2009 A, 5.25% 7/15/24	5,280	5,448
Series 2019 A:
5% 7/15/24 (e)	4,000	4,541
5% 7/15/26 (e)	4,000	4,701
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,845
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,303
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,268
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	949
5% 6/15/26 (FSA Insured)	860	987
5% 6/15/27 (FSA Insured)	1,770	2,019
5% 6/15/28 (FSA Insured)	1,865	2,117
5% 6/15/29 (FSA Insured)	1,780	2,011
5% 6/15/30 (FSA Insured)	1,150	1,296
5% 6/15/31 (FSA Insured)	1,000	1,124
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	980	1,040
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/30 (e)	1,000	1,237
5% 4/1/32 (e)	1,365	1,658
5% 4/1/34 (e)	1,000	1,200
5% 4/1/36 (e)	2,135	2,530
5% 4/1/37 (e)	1,000	1,176
5% 4/1/38 (e)	845	990
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31	3,000	3,300
Santa Monica Pub. Fin. Rev.:
(City Svcs. Bldg. Proj.) Series 2017:
4% 7/1/39	790	836
5% 7/1/36	2,380	2,796
5% 7/1/37	1,780	2,083
(Downtown Fire Station Proj.) Series 2018, 5% 7/1/42	1,250	1,440
Santa Monica-Malibu Unified School District Series 2017 C:
4% 7/1/36	435	465
4% 7/1/37	475	503
4% 7/1/38	450	474
4% 7/1/39	550	577
5% 7/1/30	250	303
5% 7/1/31	350	421
5% 7/1/32	255	305
5% 7/1/33	250	298
5% 7/1/34	315	373
5% 7/1/35	400	472
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/20 (AMBAC Insured)	4,030	3,926
0% 9/1/22 (AMBAC Insured)	2,900	2,708
0% 9/1/25 (AMBAC Insured)	6,800	5,871
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	831
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,592
South Orange County Pub. Fin. Auth. Series 2016:
5% 4/1/34	2,000	2,309
5% 4/1/36	3,000	3,434
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,101
5% 8/15/26	1,975	2,170
5% 8/15/27	700	766
5% 8/15/28	1,000	1,090
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	2,036
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
4% 10/1/37	2,000	2,073
5% 10/1/35	1,000	1,161
5% 10/1/36	1,585	1,831
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	352
5% 8/1/25 (FSA Insured)	750	876
5% 8/1/27 (FSA Insured)	265	306
5% 8/1/28 (FSA Insured)	510	586
5% 8/1/38 (FSA Insured)	2,500	2,796
5% 8/1/42 (FSA Insured)	4,650	5,185
5% 7/1/23 (FSA Insured)	1,270	1,411
5% 7/1/24 (FSA Insured)	1,350	1,496
5% 7/1/25 (FSA Insured)	1,060	1,172
5% 7/1/26 (FSA Insured)	1,110	1,225
5% 7/1/27 (FSA Insured)	1,065	1,174
5% 1/1/29 (FSA Insured)	600	659
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,818
5% 9/1/25 (FSA Insured)	3,500	4,114
5% 9/1/27 (FSA Insured)	4,000	4,733
5% 9/1/28 (FSA Insured)	3,500	4,111
5% 9/1/29 (FSA Insured)	2,000	2,330
Torrance Gen. Oblig. Rev. (Torrance Memorial Med. Ctr. Proj.) Series A, 5% 9/1/40	5,780	6,037
Tracy Operating Partnership Joint Powers Auth. Rev. 6.375% 10/1/38 (Assured Guaranty Corp. Insured)	5,000	5,018
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	961
5% 11/15/25 (FSA Insured)	800	956
5% 11/15/26 (FSA Insured)	965	1,149
5% 11/15/27 (FSA Insured)	1,500	1,786
5% 11/15/28 (FSA Insured)	1,165	1,376
Turlock Irrigation District Rev. Series 2011, 5.5% 1/1/41	10,000	10,598
Union Elementary School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,869
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	7,300	7,924
Univ. of California Revs.:
Bonds Series 2016 AT, 1.4%, tender 5/15/21 (a)	3,000	2,975
Series 2017 AV, 5% 5/15/34	2,000	2,347
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
4% 1/1/35	1,000	1,027
4% 1/1/36	1,000	1,023
5% 1/1/30	650	750
5% 1/1/31	675	771
5% 1/1/32	700	792
5% 1/1/33	1,135	1,272
5% 1/1/34	725	807
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,071
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,517
5% 8/1/30	6,710	7,756
Ventura County Pub. Fing. Auth. Series 2013 A:
5% 11/1/24	1,000	1,122
5% 11/1/25	1,000	1,117
5% 11/1/26	1,000	1,116
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	2,094
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,715	1,888
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	874
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,667
5.5% 8/1/38	1,500	1,752
5.5% 8/1/40	5,000	5,809
Washington Township Health Care District Rev.:
Series 2009 A:
6% 7/1/29	3,000	3,035
6.25% 7/1/39	7,015	7,090
Series 2010 A, 5.5% 7/1/38	3,100	3,218
West Contra Costa Unified School District:
Series 2012 D, 0% 8/1/33 (FSA Insured)	1,675	1,018
Series 2012, 5% 8/1/32	8,265	9,112
Series 2014 A:
5% 8/1/23	365	419
5% 8/1/25	2,555	2,996
5% 8/1/26	2,550	2,977
5% 8/1/27	1,150	1,338
5% 8/1/28	1,000	1,159
5% 8/1/29	1,675	1,938
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	1,783
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,293
Yosemite Cmnty. College District Series 2010 D, 0% 8/1/31	5,025	3,398
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	1,996

TOTAL CALIFORNIA		1,879,249

Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.375% 10/1/43 (b)	480	547
Series C, 5% 10/1/21 (b)	1,215	1,252

TOTAL GUAM		1,799

TOTAL MUNICIPAL BONDS
(Cost $1,795,479)		1,881,048

Municipal Notes - 3.4%
California - 3.4%
California Fin. Auth. Exempt Facilities Rev. (ExxonMobil Proj.) Series 2007, 1.57% 3/1/19, VRDN (a)(b)	18,230	$18,230
California Gen. Oblig. Participating VRDN Series Floaters XF 10 38, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)	5,500	5,500
California Health Facilities Fing. Auth. Rev. Participating VRDN:
Series Floaters XG 00 48, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)	9,000	9,000
Series Floaters XG 00 49, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)	1,700	1,700
California Poll. Cont. Fing. Auth. Envir. Impt. Rev. (Air Products & Chemicals Proj.) Series 2008 B, 1.54% 3/1/19, VRDN (a)	8,100	8,100
California Poll. Cont. Fing. Auth. Exempt Facilities Rev. (ExxonMobil Proj.) Series 2001, 1.57% 3/1/19, VRDN (a)(b)	3,245	3,245
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. (Irvine Apt. Cmntys. LP Proj.) Series 2001 W1, 1.55% 3/1/19, LOC Wells Fargo Bank NA, VRDN (a)(b)	6,000	6,000
Culver City California Unified School District Participating VRDN Series Solar 17 10, 1.5% 3/1/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(f)	3,695	3,695
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2002 A3, 1.54% 3/1/19 (Liquidity Facility Bank of America NA), VRDN (a)	4,000	4,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series Floaters ZF 26 76, 1.94% 3/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)	7,000	7,000
TOTAL MUNICIPAL NOTES
(Cost $66,470)		66,470
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,861,949)		1,947,518
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,586)
NET ASSETS - 100%		$1,943,932

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,766,000 or 1.1% of net assets.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.1%
Transportation	22.0%
Special Tax	10.5%
Health Care	9.9%
Education	8.7%
Others* (Individually Less Than 5%)	15.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,861,949)		$1,947,518
Cash		275
Receivable for fund shares sold		3,558
Interest receivable		19,111
Prepaid expenses		2
Other receivables		3
Total assets		1,970,467
Liabilities
Payable for investments purchased on a delayed delivery basis	$22,834
Payable for fund shares redeemed	1,221
Distributions payable	1,676
Accrued management fee	569
Distribution and service plan fees payable	32
Other affiliated payables	150
Other payables and accrued expenses	53
Total liabilities		26,535
Net Assets		$1,943,932
Net Assets consist of:
Paid in capital		$1,861,636
Total distributable earnings (loss)		82,296
Net Assets		$1,943,932
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($44,287 ÷ 3,465.5 shares)		$12.78
Maximum offering price per share (100/96.00 of $12.78)		$13.31
Class M:
Net Asset Value and redemption price per share ($8,640 ÷ 674.3 shares)		$12.81
Maximum offering price per share (100/96.00 of $12.81)		$13.34
Class C:
Net Asset Value and offering price per share ($24,385 ÷ 1,911.3 shares)(a)		$12.76
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($1,792,133 ÷ 140,432.6 shares)		$12.76
Class I:
Net Asset Value, offering price and redemption price per share ($47,688 ÷ 3,728.8 shares)		$12.79
Class Z:
Net Asset Value, offering price and redemption price per share ($26,799 ÷ 2,095.8 shares)		$12.79

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 28, 2019
Investment Income
Interest		$66,081
Expenses
Management fee	$6,762
Transfer agent fees	1,492
Distribution and service plan fees	388
Accounting fees and expenses	348
Custodian fees and expenses	14
Independent trustees' fees and expenses	9
Registration fees	100
Audit	61
Legal	5
Miscellaneous	13
Total expenses before reductions	9,192
Expense reductions	(39)
Total expenses after reductions		9,153
Net investment income (loss)		56,928
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(1,420)
Total net realized gain (loss)		(1,420)
Change in net unrealized appreciation (depreciation) on investment securities		15,097
Net gain (loss)		13,677
Net increase (decrease) in net assets resulting from operations		$70,605

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,928	$57,365
Net realized gain (loss)	(1,420)	7,022
Change in net unrealized appreciation (depreciation)	15,097	(15,867)
Net increase (decrease) in net assets resulting from operations	70,605	48,520
Distributions to shareholders	(57,016)	–
Distributions to shareholders from net investment income	–	(57,301)
Distributions to shareholders from net realized gain	–	(10,326)
Total distributions	(57,016)	(67,627)
Share transactions - net increase (decrease)	(46,339)	121,576
Total increase (decrease) in net assets	(32,750)	102,469
Net Assets
Beginning of period	1,976,682	1,874,213
End of period	$1,943,932	$1,976,682
Other Information
Accumulated net investment loss end of period		$(860)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Municipal Income Fund Class A

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.68	$12.79	$13.24	$13.16	$12.63
Income from Investment Operations
Net investment income (loss)B	.339	.340	.363	.390	.397
Net realized and unrealized gain (loss)	.101	(.043)	(.451)	.081	.544
Total from investment operations	.440	.297	(.088)	.471	.941
Distributions from net investment income	(.339)	(.339)	(.362)	(.390)	(.411)
Distributions from net realized gain	(.001)	(.068)	–	(.001)	–
Total distributions	(.340)	(.407)	(.362)	(.391)	(.411)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.78	$12.68	$12.79	$13.24	$13.16
Total ReturnD,E	3.53%	2.31%	(.70)%	3.66%	7.55%
Ratios to Average Net AssetsF
Expenses before reductions	.79%	.80%	.80%	.80%	.79%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.80%	.80%	.79%
Net investment income (loss)	2.69%	2.62%	2.75%	2.99%	3.07%
Supplemental Data
Net assets, end of period (in millions)	$44	$39	$47	$48	$42
Portfolio turnover rate	20%	20%	25%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class M

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.71	$12.82	$13.28	$13.20	$12.67
Income from Investment Operations
Net investment income (loss)B	.345	.346	.368	.399	.408
Net realized and unrealized gain (loss)	.101	(.043)	(.460)	.080	.543
Total from investment operations	.446	.303	(.092)	.479	.951
Distributions from net investment income	(.345)	(.345)	(.368)	(.398)	(.421)
Distributions from net realized gain	(.001)	(.068)	–	(.001)	–
Total distributions	(.346)	(.413)	(.368)	(.399)	(.421)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.81	$12.71	$12.82	$13.28	$13.20
Total ReturnD,E	3.57%	2.35%	(.74)%	3.72%	7.61%
Ratios to Average Net AssetsF
Expenses before reductions	.75%	.76%	.76%	.74%	.72%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.74%	.72%
Expenses net of all reductions	.75%	.76%	.76%	.74%	.72%
Net investment income (loss)	2.72%	2.66%	2.79%	3.04%	3.14%
Supplemental Data
Net assets, end of period (in millions)	$9	$8	$9	$8	$7
Portfolio turnover rate	20%	20%	25%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class C

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$12.77	$13.22	$13.14	$12.61
Income from Investment Operations
Net investment income (loss)B	.244	.241	.263	.292	.300
Net realized and unrealized gain (loss)	.100	(.042)	(.451)	.080	.544
Total from investment operations	.344	.199	(.188)	.372	.844
Distributions from net investment income	(.243)	(.241)	(.262)	(.291)	(.314)
Distributions from net realized gain	(.001)	(.068)	–	(.001)	–
Total distributions	(.244)	(.309)	(.262)	(.292)	(.314)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.76	$12.66	$12.77	$13.22	$13.14
Total ReturnD,E	2.76%	1.54%	(1.46)%	2.88%	6.76%
Ratios to Average Net AssetsF
Expenses before reductions	1.55%	1.56%	1.55%	1.55%	1.54%
Expenses net of fee waivers, if any	1.54%	1.56%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.54%	1.56%	1.55%	1.55%	1.54%
Net investment income (loss)	1.93%	1.87%	2.00%	2.24%	2.32%
Supplemental Data
Net assets, end of period (in millions)	$24	$29	$31	$26	$24
Portfolio turnover rate	20%	20%	25%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$12.77	$13.22	$13.15	$12.62
Income from Investment Operations
Net investment income (loss)B	.381	.383	.407	.434	.440
Net realized and unrealized gain (loss)	.101	(.042)	(.450)	.070	.543
Total from investment operations	.482	.341	(.043)	.504	.983
Distributions from net investment income	(.381)	(.383)	(.407)	(.433)	(.453)
Distributions from net realized gain	(.001)	(.068)	–	(.001)	–
Total distributions	(.382)	(.451)	(.407)	(.434)	(.453)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.76	$12.66	$12.77	$13.22	$13.15
Total ReturnD	3.88%	2.66%	(.37)%	3.93%	7.91%
Ratios to Average Net AssetsE
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.46%
Net investment income (loss)	3.02%	2.97%	3.09%	3.33%	3.40%
Supplemental Data
Net assets, end of period (in millions)	$1,792	$1,841	$1,728	$1,866	$1,813
Portfolio turnover rate	20%	20%	25%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class I

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.69	$12.80	$13.25	$13.17	$12.64
Income from Investment Operations
Net investment income (loss)B	.371	.372	.395	.423	.429
Net realized and unrealized gain (loss)	.100	(.042)	(.450)	.080	.543
Total from investment operations	.471	.330	(.055)	.503	.972
Distributions from net investment income	(.370)	(.372)	(.395)	(.422)	(.442)
Distributions from net realized gain	(.001)	(.068)	–	(.001)	–
Total distributions	(.371)	(.440)	(.395)	(.423)	(.442)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.79	$12.69	$12.80	$13.25	$13.17
Total ReturnD	3.78%	2.57%	(.46)%	3.91%	7.80%
Ratios to Average Net AssetsE
Expenses before reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.55%	.55%	.55%	.55%
Net investment income (loss)	2.93%	2.87%	3.00%	3.23%	3.31%
Supplemental Data
Net assets, end of period (in millions)	$48	$60	$59	$47	$40
Portfolio turnover rate	20%	20%	25%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class Z

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.58
Income from Investment Operations
Net investment income (loss)B	.156
Net realized and unrealized gain (loss)	.211
Total from investment operations	.367
Distributions from net investment income	(.156)
Distributions from net realized gain	(.001)
Total distributions	(.157)
Net asset value, end of period	$12.79
Total ReturnC,D	2.93%
Ratios to Average Net AssetsE
Expenses before reductions	.44%F
Expenses net of fee waivers, if any	.43%F
Expenses net of all reductions	.43%F
Net investment income (loss)	3.01%F
Supplemental Data
Net assets, end of period (in millions)	$27
Portfolio turnover rate	20%

 A For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, California Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund may be affected by economic and political developments in the state of California.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, losses deferred due to futures contracts, and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,151
Gross unrealized depreciation	(4,316)
Net unrealized appreciation (depreciation)	$85,835
Tax Cost	$1,861,683

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,346)
Net unrealized appreciation (depreciation) on securities and other investments	$85,835

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(1,753)
Long-term	(593)
Total capital loss carryforward	$(2,346)

At period end, the Fund was required to defer approximately $87 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Tax-exempt Income	$56,869	$57,301
Ordinary Income	147	307
Long-term Capital Gains	-	10,019
Total	$57,016	$ 67,627

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $367,695 and $438,549, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$104	$10
Class M	-%	.25%	20	–
Class C	.75%	.25%	264	16
			$388	$26

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3
Class M	–(a)
Class C(b)	3
$6

 (a) In the amount of less than five hundred dollars.

 (b) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$65.16
Class M	9.12
Class C	43.16
California Municipal Income	1,293.07
Class I	80.16
Class Z	2	.05(a)
	$1,492

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11 and a portion of class-level operating expenses as follows:

Amount
Class A	$–(a)
Class M	–(a)
Class C	–(a)
California Municipal Income	15
Class I	1
Class Z	–(a)
$16

 (a) In the amount of less than five hundred dollars.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
Distributions to shareholders
Class A	$1,114	$–
Class M	218	–
Class C	513	–
California Municipal Income	53,601	–
Class I	1,449	–
Class Z	121	–
Total	$57,016	$–
From net investment income
Class A	$–	$992
Class M	–	217
Class C	–	581
California Municipal Income	–	53,610
Class I	–	1,901
Total	$–	$57,301
From net realized gain
Class A	$–	$204
Class M	–	42
Class C	–	165
California Municipal Income	–	9,574
Class I	–	341
Total	$–	$10,326

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019(a)	Year ended February 28, 2018	Year ended February 28, 2019(a)	Year ended February 28, 2018
Class A
Shares sold	1,407	770	$17,818	$9,959
Reinvestment of distributions	76	86	966	1,114
Shares redeemed	(1,105)	(1,429)	(13,899)	(18,314)
Net increase (decrease)	378	(573)	$4,885	$(7,241)
Class M
Shares sold	98	73	$1,252	$950
Reinvestment of distributions	16	19	203	241
Shares redeemed	(69)	(144)	(874)	(1,861)
Net increase (decrease)	45	(52)	$581	$(670)
Class C
Shares sold	156	320	$1,977	$4,136
Reinvestment of distributions	34	47	426	609
Shares redeemed	(550)	(549)	(6,943)	(7,047)
Net increase (decrease)	(360)	(182)	$(4,540)	$(2,302)
California Municipal Income
Shares sold	34,416	28,561	$433,774	$368,958
Reinvestment of distributions	2,561	3,106	32,374	40,059
Shares redeemed	(41,933)	(21,600)	(527,734)	(277,917)
Net increase (decrease)	(4,956)	10,067	$(61,586)	$131,100
Class I
Shares sold	1,512	2,536	$19,176	$32,674
Reinvestment of distributions	96	137	1,213	1,774
Shares redeemed	(2,578)	(2,610)	(32,632)	(33,759)
Net increase (decrease)	(970)	63	$(12,243)	$689
Class Z
Shares sold	2,172	–	$27,528	$–
Reinvestment of distributions	9	–	113	–
Shares redeemed	(85)	–	(1,077)	–
Net increase (decrease)	2,096	–	$26,564	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Municipal Income Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 10, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019) for Class A, Class M, Class C, California Municipal Income and Class I and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2019	Expenses Paid During Period
Class A	.79%
Actual		$1,000.00	$1,019.80	$3.96-B
Hypothetical-C		$1,000.00	$1,020.88	$3.96-D
Class M	.75%
Actual		$1,000.00	$1,020.00	$3.76-B
Hypothetical-C		$1,000.00	$1,021.08	$3.76-D
Class C	1.55%
Actual		$1,000.00	$1,016.80	$7.75-B
Hypothetical-C		$1,000.00	$1,017.11	$7.75-D
California Municipal Income	.46%
Actual		$1,000.00	$1,021.50	$2.31-B
Hypothetical-C		$1,000.00	$1,022.51	$2.31-D
Class I	.55%
Actual		$1,000.00	$1,021.90	$2.76-B
Hypothetical-C		$1,000.00	$1,022.07	$2.76-D
Class Z	.43%
Actual		$1,000.00	$1,022.30	$1.79-B
Hypothetical-C		$1,000.00	$1,022.66	$2.16-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reect the one-half year period) for Class A, Class M, Class C, California Municipal Income, and Class I and multiplied by 150/365 (to reect the period October 2, 2018 to February 28, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

During fiscal year ended 2019, 100% of the fund's income dividends were free from federal income tax, and 14.45% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

California Muni Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
48
49
49
49
49
47
47
47
47
47
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	8%	7%	7%	8%	8%
Funds	341	330	329	328	322
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class M, Class I, and the retail class ranked below the competitive median for 2017, the total expense ratio of Class A ranked equal to the competitive median for 2017, and the total expense ratio of Class C ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

CFL-ANN-0419
1.783451.116

Fidelity® California Limited Term Tax-Free Bond Fund Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	2.64%	1.49%	2.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,561	Fidelity® California Limited Term Tax-Free Bond Fund
$15,612	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the year ending February 28, 2019, supported by below-average bond issuance and strong investor demand – particularly since January. The Bloomberg Barclays Municipal Bond Index returned 4.13% for the 12 months. Gross municipal bond issuance remained below the long-term historical average due to the elimination of tax-exempt advance refundings under the new tax law, historically a significant source of supply. Despite stable municipal finances and fairly benign inflation, the municipal market experienced volatility in September into October due to concerns that the U.S. Federal Reserve would continue to raise interest rates – even though there was evidence of an international economic slowdown. Munis rebounded in late 2018 and early 2019 amid a pause in U.S. policy interest rate hikes. There was little differentiation in performance across municipal sectors for the period. General obligation bonds gained 4.26%. Within this segment, state and local bonds performed similarly. Looking ahead, market volatility is possible due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the fiscal year ending February 28, 2019, the fund gained 2.64%, about in line, net of fees, with the 2.69% advance of the state benchmark, the Bloomberg Barclays California Enhanced Municipal1-7 Year Non-AMT Index. The fund maintained modestly more sensitivity to interest rates versus the state benchmark, which added value as interest rates declined late in the period. In addition, non-index exposure to the 10-year part of the yield curve relatively contributed, as these bonds outperformed those of other maturities. An overweighting in bonds with ratings in the lower tiers of the investment grade universe – particularly in the health care, education and transportation segments – also helped the fund's relative result. These securities generally outpaced higher-quality bonds, in which the fund was underweighted. Conversely, differences in the way fund holdings and components within the state benchmark were priced detracted from the fund's relative result more than any other factor. The fund's underweighting in bonds issued by the state of California also hurt versus the state benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 28, 2019

% of fund's net assets
General Obligations	36.7
Health Care	14.9
Special Tax	11.4
Education	8.8
Water & Sewer	8.4

Quality Diversification (% of fund's net assets)

As of February 28, 2019
AAA	1.5%
AA,A	79.7%
BBB	10.5%
BB and Below	0.8%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	5.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Municipal Bonds - 94.4%
	Principal Amount	Value
California - 94.2%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2011 A, 5% 8/1/22	$1,655,000	$1,792,001
Series 2012 A:
4% 8/1/21	1,200,000	1,271,928
5% 8/1/19	1,200,000	1,216,467
Alameda Corridor Trans. Auth. Rev.:
Series 2013 A:
5% 10/1/19	1,000,000	1,020,301
5% 10/1/20	1,730,000	1,822,763
5% 10/1/21	2,725,000	2,959,296
Series 2016 A:
4% 10/1/21	1,250,000	1,306,038
4% 10/1/23	850,000	911,387
5% 10/1/22	1,250,000	1,367,700
Antioch Unified School District (School Facilities Impt. District #1 Proj.) Series 2008 B, 6.25% 8/1/19 (Assured Guaranty Corp. Insured)	440,000	448,485
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2014 E, 2%, tender 4/1/21 (a)	3,000,000	3,010,740
Series A, 2.95%, tender 4/1/26 (a)	9,000,000	9,460,800
Series B, 2.85%, tender 4/1/25 (a)	7,000,000	7,300,930
Series C, 2.1%, tender 4/1/22 (a)	7,000,000	7,049,210
California Dept. of Wtr. Resources Pwr. Supply Rev. Series 2010 L, 5% 5/1/21	1,890,000	1,966,696
California Gen. Oblig.:
Bonds:
3%, tender 12/1/19 (a)	7,000,000	7,025,769
4%, tender 12/1/21 (a)	4,000,000	4,178,360
Series 2011, 5% 9/1/21	6,080,000	6,586,342
Series 2012, 5% 2/1/22	3,860,000	4,226,584
Series 2013, 5% 2/1/21	15,000	15,966
Series 2014, 4% 5/1/23	2,440,000	2,664,163
Series 2015, 5% 8/1/24	1,795,000	2,090,816
Series 2017, 5% 8/1/23	8,150,000	9,281,302
California Health Facilities Fing. Auth. Rev.:
(Children's Hosp. of Orange County Proj.) Series 2012 A, 5% 11/15/21	1,450,000	1,565,609
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	11,745,000	11,750,873
Series 2009 D, 1.7%, tender 10/18/22 (a)	5,000,000	4,993,900
Series 2016 B1, 1.25%, tender 10/1/20 (a)	9,545,000	9,463,772
Series 2016 B2, 4%, tender 10/1/24 (a)	6,000,000	6,663,360
Series 2011 A:
5% 3/1/19	5,010,000	5,010,000
5.25% 3/1/23	310,000	329,989
Series 2011 D:
5% 8/15/19	1,500,000	1,523,636
5% 8/15/20	1,460,000	1,533,526
Series 2011:
5% 8/15/19	2,000,000	2,031,424
5% 8/15/20	2,000,000	2,100,420
Series 2014 A:
5% 10/1/19	1,250,000	1,274,940
5% 10/1/20	1,200,000	1,263,192
5% 10/1/21	500,000	544,180
5% 10/1/22	1,650,000	1,852,488
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
(Los Angeles County Museum of Art Proj.) Series 2017, 1 month U.S. LIBOR + 0.650% 2.392%, tender 2/1/21 (a)(b)	5,000,000	5,016,750
Series 2018 D, 1 month U.S. LIBOR + 0.380% 2.119%, tender 8/1/21 (a)(b)	7,000,000	7,005,670
California Mun Fin Auth Student Hsg (CHF-Davis I, LLC - West Village Student Housing Proj.) Series 2018, 5% 5/15/23	1,000,000	1,107,650
California Muni. Fin. Auth. (Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/21	900,000	970,902
5% 6/1/30	2,650,000	3,193,065
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
4% 10/1/19	405,000	410,420
5% 10/1/20	305,000	320,436
5% 10/1/21	375,000	404,576
5% 10/1/22	1,020,000	1,128,630
5% 10/1/23	1,230,000	1,390,171
5% 10/1/24	370,000	426,580
5% 10/1/25	1,210,000	1,416,184
5% 10/1/26	355,000	420,611
(Channing House Proj.) Series 2017 A:
4% 5/15/28	2,000,000	2,255,320
5% 5/15/24	910,000	1,063,444
5% 5/15/26	360,000	434,448
5% 5/15/27	350,000	427,851
(Institute On Aging Proj.) Series 2017:
5% 8/15/21	225,000	244,204
5% 8/15/23	225,000	259,184
5% 8/15/24	285,000	336,793
5% 8/15/25	985,000	1,185,054
5% 8/15/26	275,000	336,721
(Northbay Healthcare Group Proj.) Series 2013 B, 5% 11/1/19	3,335,000	3,392,515
(Univ. of Verne Proj.) Series 2017 A:
4% 6/1/19	300,000	301,802
5% 6/1/20	200,000	208,574
5% 6/1/21	550,000	589,413
5% 6/1/22	625,000	688,988
5% 6/1/23	700,000	790,853
5% 6/1/25	1,250,000	1,471,975
5% 6/1/28	390,000	470,328
Series 2010 A. 5% 7/1/22 (Pre-Refunded to 7/1/20 @ 100)	1,850,000	1,933,602
Series 2017 A:
5% 7/1/24	1,400,000	1,590,372
5% 7/1/25	750,000	863,895
5% 7/1/26	1,000,000	1,164,510
5% 7/1/27	800,000	941,624
Series 2017 B:
5% 7/1/24	1,440,000	1,635,811
5% 1/1/25	1,230,000	1,403,049
5% 7/1/26	500,000	582,255
5% 7/1/27	640,000	753,299
Series 2018:
5% 10/1/20	325,000	341,084
5% 10/1/21	250,000	269,520
5% 10/1/22	475,000	525,070
5% 10/1/23	225,000	254,090
5% 10/1/24	275,000	315,183
5% 10/1/25	275,000	320,031
5% 10/1/26	300,000	352,260
Series 2019 A:
5% 4/1/26	650,000	773,981
5% 4/1/27	1,285,000	1,548,823
5% 4/1/28	2,000,000	2,430,880
5% 4/1/29	3,000,000	3,670,920
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 2.15%, tender 4/1/19 (a)	6,000,000	6,000,595
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/24	1,200,000	1,350,612
5% 5/15/25	3,400,000	3,880,828
5% 5/15/26	3,000,000	3,463,230
5% 5/15/27	3,000,000	3,497,220
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/22	710,000	773,403
5% 5/15/23	950,000	1,056,695
5% 5/15/24	2,265,000	2,562,304
5% 5/15/27	750,000	879,720
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 B, 1.95%, tender 5/1/19 (a)(c)	2,250,000	2,250,172
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/21	7,000,000	7,522,480
(Dept. of Corrections State Prison Proj.) Series A, 5% 12/1/19 (AMBAC Insured)	3,495,000	3,586,383
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/21	1,000,000	1,069,220
(Univ. Proj.) Series 2012 D:
4% 9/1/21 (Escrowed to Maturity)	1,000,000	1,063,700
4% 9/1/22 (Escrowed to Maturity)	1,000,000	1,087,940
4% 9/1/23 (Pre-Refunded to 9/1/22 @ 100)	1,000,000	1,087,940
(Various Cap. Projs.):
Series 2011 A, 5% 10/1/21	4,230,000	4,591,454
Series 2012 A:
5% 4/1/20	1,800,000	1,866,708
5% 4/1/24	9,690,000	10,642,624
Series 2012 G:
5% 11/1/21	1,500,000	1,632,195
5% 11/1/25	5,500,000	6,129,530
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/19	2,700,000	2,770,596
5% 12/1/23	9,955,000	10,844,977
Series 2008 F, 5.25% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	3,074,564
Series 2009 E, 5% 4/1/34 (Pre-Refunded to 4/1/19 @ 100)	15,000	15,041
Series 2014 A, 5% 9/1/20	3,500,000	3,676,295
Series 2014 B:
5% 10/1/21	1,000,000	1,085,450
5% 10/1/22	1,225,000	1,367,161
Series 2014 C:
5% 10/1/21	1,355,000	1,470,785
5% 10/1/22	1,000,000	1,116,050
California State Univ. Rev. Bonds 4%, tender 11/1/23 (a)	5,000,000	5,440,400
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/19	1,000,000	1,006,316
5% 5/15/20	575,000	596,241
5% 5/15/21	825,000	878,551
5% 5/15/22	1,000,000	1,089,950
5% 5/15/23	2,375,000	2,647,793
5% 5/15/24	1,000,000	1,133,350
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/22	500,000	540,255
5% 1/1/23	500,000	552,845
5% 1/1/24	600,000	675,870
5% 1/1/25	1,075,000	1,230,015
5% 1/1/26	1,040,000	1,206,691
5% 1/1/27	1,900,000	2,224,729
California Statewide Cmntys. Dev. Auth. Rev.:
(Dignity Health Proj.) Series 2008 C, 5.625% 7/1/35	2,595,000	2,603,823
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/24	1,020,000	1,174,173
5% 7/1/25	625,000	731,106
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/25	6,000,000	6,098,520
Series 2014 B:
5% 7/1/23	870,000	981,769
5% 7/1/24	750,000	863,363
Series 2016:
5% 10/1/22	725,000	793,266
5% 10/1/24	2,030,000	2,302,670
5% 10/1/25	1,010,000	1,164,065
Series 2017 A:
3% 11/1/22 (c)	1,680,000	1,685,998
3.5% 11/1/27 (c)	2,635,000	2,658,531
Series 2018:
5% 7/1/21	300,000	322,134
5% 7/1/23	300,000	338,541
Corona-Norco Unified School District Series 2013 A:
5% 9/1/19	1,225,000	1,245,983
5% 9/1/20	1,285,000	1,351,100
5% 9/1/22	500,000	555,485
Corona-Norco Unified School District Spl. Tax Series 2013, 4% 9/1/20	1,665,000	1,729,935
Eastern California Muni. Wtr. District Wtr. and Wasterwater Bonds Series 2018 C, SIFMA Municipal Swap Index + 0.250% 1.99%, tender 10/1/21 (a)(b)	7,000,000	7,000,350
El Dorado County Gen. Oblig.:
5% 9/1/20	545,000	572,866
5% 9/1/22	1,295,000	1,441,503
El Dorado Irr. Distr. Rev. Series 2016 A:
4% 3/1/20	500,000	513,058
4% 3/1/21	625,000	657,438
5% 3/1/22	500,000	551,895
5% 3/1/23	500,000	567,725
Elk Grove Fin. Auth. Spl. Tax Rev.:
Series 2015:
5% 9/1/22	425,000	471,550
5% 9/1/23	1,000,000	1,136,490
5% 9/1/24	1,000,000	1,162,370
Series 2016:
4% 9/1/21	1,130,000	1,173,200
4% 9/1/23	1,500,000	1,594,380
4% 9/1/25	1,915,000	2,064,696
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016:
5% 2/1/22 (Build America Mutual Assurance Insured)	2,895,000	3,177,755
5% 2/1/23 (Build America Mutual Assurance Insured)	1,390,000	1,567,767
5% 2/1/24 (Build America Mutual Assurance Insured)	1,460,000	1,684,008
Elsinore Valley Muni. Wtr. District Series 2016 A:
5% 7/1/21	1,375,000	1,486,609
5% 7/1/22	900,000	1,003,977
5% 7/1/23	750,000	859,793
5% 7/1/24	1,000,000	1,176,020
Gilroy School Facilities Fing. (Gilroy Calif Unified School District Proj.) Series 2013, 4% 8/1/22	40,000	43,351
Golden Empire Schools Fing. Auth. Lease Rev. (Kern High School District Projs.) Series 2018:
4% 5/1/20	1,000,000	1,027,530
5% 5/1/21	6,650,000	7,119,557
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,000,000	4,053,500
Series 2013 A, 5% 6/1/21	5,000,000	5,361,750
Series 2017 A1:
5% 6/1/21	1,000,000	1,064,280
5% 6/1/22	1,000,000	1,087,760
5% 6/1/23	1,000,000	1,107,630
Series A, 0% 6/1/24 (AMBAC Insured)	7,000,000	6,277,880
Indio Pub. Fing. Auth. Lease Rev. Series 2012:
5% 11/1/19	635,000	649,747
5% 11/1/20	670,000	708,820
5% 11/1/21	455,000	494,726
5% 11/1/22	745,000	833,364
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/19	2,000,000	2,025,133
4% 9/2/20	1,000,000	1,035,650
5% 9/2/20	800,000	841,136
5% 9/2/22	750,000	837,075
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/20	500,000	526,025
5% 9/1/21	615,000	668,425
5% 9/1/22	615,000	689,243
5% 9/1/23	1,205,000	1,387,449
Series 2013 A:
5% 9/1/21	1,000,000	1,085,840
5% 9/1/22	2,000,000	2,239,260
5% 9/1/23	1,500,000	1,725,000
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.) 5% 8/1/19	250,000	253,710
Los Angeles Cmnty. College District Series 2016 I:
2% 8/1/22	1,000,000	1,016,520
3% 8/1/23	1,100,000	1,167,870
4% 8/1/24	700,000	790,223
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.):
5% 9/1/20	500,000	527,090
5% 3/1/21	500,000	535,235
5% 9/1/21	1,270,000	1,380,973
5% 3/1/22	1,000,000	1,104,720
(Disney Parking Proj.) 0% 3/1/20	3,205,000	3,151,953
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2014 B, 5% 7/1/19	450,000	455,223
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2012 C, 5% 3/1/21	5,055,000	5,407,081
Series 2014 A, 5% 5/1/23	475,000	541,111
Series 2014 B, 5% 5/1/23	200,000	227,836
Montebello Pub. Fing. Auth.:
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/27	1,415,000	1,682,746
(Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A, 5% 6/1/28	1,490,000	1,758,230
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/29	1,560,000	1,831,970
Monterey Peninsula Cmnty. College District Series 2016:
0% 8/1/22	2,300,000	2,165,864
0% 8/1/24	2,700,000	2,431,107
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012, 5% 9/1/19	1,090,000	1,106,779
Napa Valley Unified School District Series 2010 A, 0% 8/1/27	2,065,000	1,665,237
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000,000	10,624,500
Oakland St. Bldg. Auth. Lease Rev. Series 2015 A, 5% 12/1/19	3,500,000	3,591,514
Oakland Unified School District Alameda County:
Series 2013, 5% 8/1/19	1,000,000	1,014,508
Series 2015 A:
5% 8/1/23 (FSA Insured)	2,000,000	2,276,720
5% 8/1/24	1,900,000	2,198,262
5% 8/1/24 (FSA Insured)	2,020,000	2,348,371
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/22	3,300,000	3,626,271
Orange County Trans. Auth. Toll Road Rev. Series 2013, 5% 8/15/20	1,440,000	1,512,302
Palo Alto Unified School District Gen. Oblig. Series 2008, 0% 8/1/25	2,180,000	1,916,285
Palomar Health Calif Ctfs. Prtn. Series 2017:
5% 11/1/23	300,000	333,597
5% 11/1/24	300,000	339,402
5% 11/1/25	350,000	401,583
5% 11/1/26	475,000	549,243
Palomar Health Rev. Series 2016:
5% 11/1/25	2,000,000	2,294,760
5% 11/1/26	1,875,000	2,168,063
Poway California Redev. Agcy. Successor Series A:
5% 12/15/23	4,330,000	5,015,959
5% 6/15/24	2,440,000	2,861,022
Poway Unified School District Series 2009, 0% 8/1/26	2,145,000	1,800,792
Poway Unified School District Pub. Fing.:
4% 9/1/19	1,000,000	1,008,457
4% 9/1/20	1,170,000	1,199,004
4% 9/15/20	340,000	353,603
4% 9/15/21	325,000	344,945
5% 9/1/21	1,230,000	1,308,130
5% 9/1/22	990,000	1,073,645
5% 9/1/23	1,345,000	1,482,203
Pub. Utils. Commission San Francisco City & County Wastewtr. Rev. Bonds Series 2018 C, 2.125%, tender 10/1/23 (a)	25,000,000	25,251,733
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/20 (FSA Insured)	1,175,000	1,235,078
5% 9/1/21 (FSA Insured)	1,000,000	1,082,770
5% 9/1/22 (FSA Insured)	1,400,000	1,560,902
Riverside Swr. Rev. Series 2015 A:
5% 8/1/22	2,160,000	2,408,681
5% 8/1/24	1,500,000	1,763,280
Sacramento City Fing. Auth. Lease Rev.:
Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	460,000	478,018
Series 1993 B, 5.4% 11/1/20	1,055,000	1,096,324
Sacramento City Unified School District Series 2014, 5% 7/1/25	50,000	56,265
Sacramento County Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/22	275,000	305,729
5% 7/1/23	430,000	489,658
5% 7/1/24	550,000	640,690
Series 2018 B:
5% 7/1/22	1,000,000	1,111,740
5% 7/1/23	1,000,000	1,138,740
5% 7/1/24	1,000,000	1,164,890
Series 2018 D:
5% 7/1/21	700,000	754,978
5% 7/1/22	300,000	333,006
5% 7/1/23	500,000	568,250
5% 7/1/24	400,000	464,852
Sacramento Muni. Util. District Elec. Rev. Series 2011 X, 5% 8/15/20	5,500,000	5,784,295
Sacramento TOT Rev. Series A, 5% 6/1/26	900,000	1,097,046
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/21 (FSA Insured)	1,150,000	1,242,633
5% 8/1/22 (FSA Insured)	1,500,000	1,668,990
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/21	1,000,000	1,080,210
5% 7/1/22	1,500,000	1,670,190
5% 7/1/24	1,415,000	1,653,031
5% 7/1/26	1,450,000	1,756,501
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	6,670,000	7,363,547
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B:
5% 10/15/23	1,355,000	1,566,366
5% 10/15/25	1,605,000	1,947,940
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2016, 5% 5/15/21	2,500,000	2,692,000
San Francisco Bldg. Auth. Lease Rev. Series 2015 A, 5% 12/1/20	6,990,000	7,415,062
San Francisco City & County Redev. Agcy. Successor (San Francisco Redev. Projs.) Series 2014 C:
5% 8/1/19	2,050,000	2,080,419
5% 8/1/20	1,000,000	1,050,740
5% 8/1/21	1,000,000	1,084,020
5% 8/1/22	175,000	195,766
San Jacinto Unified School District:
Series 2014 A, 5% 8/1/22 (FSA Insured)	325,000	361,156
Series 2014:
5% 8/1/20 (FSA Insured)	165,000	172,968
5% 8/1/21 (FSA Insured)	150,000	161,898
5% 8/1/23 (FSA Insured)	400,000	455,524
5% 8/1/24 (FSA Insured)	750,000	874,020
San Jose Fing. Auth. Lease Rev.:
(Civic Ctr. Proj.) Series 2013 A, 5% 6/1/22	1,100,000	1,224,399
Series 2013 A, 4% 6/1/21	1,000,000	1,056,800
San Jose Int. Arpt. Rev. Series 2017 B, 3% 3/1/19	1,000,000	1,000,000
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/22	1,850,000	2,077,717
5% 10/1/23	900,000	1,038,060
San Mateo County Joint Powers Fing. Auth. Series 2019 A:
5% 7/15/21 (d)	7,045,000	7,419,371
5% 7/15/22 (d)	3,425,000	3,709,446
5% 7/15/23 (d)	3,440,000	3,819,088
San Mateo Unified School District (Election of 2000 Proj.) Series B, 0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,055,000	2,671,506
San Mateo-Foster City School District 5% 8/15/20	2,510,000	2,640,846
San Pablo Redev. Agcy. Series 2014 A:
4% 6/15/19 (FSA Insured)	380,000	382,575
5% 6/15/20 (FSA Insured)	1,000,000	1,042,380
5% 6/15/21 (FSA Insured)	500,000	537,135
5% 6/15/22 (FSA Insured)	1,000,000	1,105,910
5% 6/15/23 (FSA Insured)	630,000	713,815
San Ramon Valley Union School District Series 2012, 4% 8/1/20	3,620,000	3,753,361
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
4% 4/1/20 (d)	500,000	512,140
5% 4/1/21 (d)	1,025,000	1,094,085
5% 4/1/23 (d)	1,125,000	1,269,788
5% 4/1/25 (d)	1,250,000	1,474,538
5% 4/1/26 (d)	1,310,000	1,574,240
5% 4/1/28 (d)	1,440,000	1,779,336
Santa Monica Pub. Fin. Rev.:
(Santa Monica Calif Proj.) Series 2017, 5% 7/1/22	400,000	446,352
Series 2011 A:
4% 6/1/19	880,000	885,609
4% 6/1/20	770,000	795,025
Santa Rosa Wastewtr. Rev. Series 2016 A:
4% 9/1/20	2,000,000	2,078,000
5% 9/1/21	1,250,000	1,359,225
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/21	750,000	812,498
5% 8/15/22	750,000	826,883
Southern California Pub. Pwr. Auth. Bonds Series 1, 2%, tender 7/1/20 (a)	10,000,000	10,012,700
Southern California Pub. Pwr. Auth. Rev. Bonds (Canyon Pwr. Proj.) Series 2018 A, 2.25%, tender 5/1/21 (a)	9,000,000	9,062,910
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
5% 10/1/23	650,000	737,991
5% 10/1/24	700,000	809,837
5% 10/1/25	750,000	883,328
5% 10/1/26	1,000,000	1,191,710
5% 10/1/27	1,000,000	1,201,410
Stockton Unified School District Gen. Oblig.:
Series 2011, 5% 7/1/20 (FSA Insured)	1,575,000	1,648,080
Series 2012:
5% 7/1/21 (FSA Insured)	1,200,000	1,295,400
5% 7/1/22 (FSA Insured)	1,220,000	1,357,579
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.):
Series 2016 A:
5% 9/1/19 (FSA Insured)	5,000,000	5,082,419
5% 9/1/21 (FSA Insured)	1,025,000	1,105,914
5% 9/1/22 (FSA Insured)	3,370,000	3,734,297
5% 9/1/23 (FSA Insured)	3,000,000	3,398,370
Series 2016, 5% 9/1/21 (FSA Insured)	1,000,000	1,078,940
Univ. of California Revs. Bonds Series 2016 AT, 1.4%, tender 5/15/21 (a)	6,800,000	6,742,268
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
5% 1/1/22	450,000	482,765
5% 1/1/23	450,000	493,218
5% 1/1/24	1,150,000	1,283,136
5% 1/1/26	500,000	576,745
5% 1/1/28	1,000,000	1,173,690
Vacaville Unified School District:
Series 2014 C:
5% 8/1/19 (Build America Mutual Assurance Insured)	1,255,000	1,273,623
5% 8/1/21 (Build America Mutual Assurance Insured)	1,530,000	1,659,683
Series 2015 A:
5% 8/1/19	300,000	304,452
5% 8/1/20	200,000	210,148
Walnut Energy Ctr. Auth. Rev. Series 2014 A:
5% 1/1/20	250,000	257,478
5% 1/1/21	250,000	266,390
5% 1/1/22	350,000	384,556
West Contra Costa Unified School District:
Series 2014 A:
4% 8/1/20	2,715,000	2,815,021
4% 8/1/21	1,355,000	1,437,221
5% 8/1/22	575,000	642,827
5% 8/1/23	1,500,000	1,721,280
Series 2015 B, 5% 8/1/19	1,290,000	1,309,142
Western Muni. Wtr. District Facilities Auth. Wtr. Rev. Series 2016 A, 1.5%, tender 10/1/20 (a)	5,500,000	5,481,520
Wiseburn Unified School District Series 2015 B, 5% 8/1/21	1,690,000	1,828,648

TOTAL CALIFORNIA		688,376,994

Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/20 (FSA Insured)	1,500,000	1,571,310
TOTAL MUNICIPAL BONDS
(Cost $682,553,660)		689,948,304

Municipal Notes - 8.2%
California - 8.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	800,000	$800,000
California Gen. Oblig.:
Participating VRDN Series Floaters XF 10 38, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	2,500,000	2,500,000
Series 2005 B5, 1.53% 3/1/19, LOC MUFG Union Bank NA, VRDN (a)	8,900,000	8,900,000
California Health Facilities Fing. Auth. Rev. Participating VRDN:
Series DB 15 XF 0234, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	6,900,000	6,900,000
Series Floaters XG 00 48, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	5,000,000	5,000,000
Series Floaters XG 00 49, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	1,400,000	1,400,000
Culver City California Unified School District Participating VRDN Series Solar 17 10, 1.5% 3/1/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(e)	1,400,000	1,400,000
Irvine Reassessment District 12-1 Ltd. Oblig. Series 2005 21A, 1.45% 3/1/19, LOC U.S. Bank NA, Cincinnati, VRDN (a)(c)	7,344,000	7,344,000
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2002 A1, 1.5% 3/1/19 (Liquidity Facility Bank of America NA), VRDN (a)	3,680,000	3,680,000
Sacramento City Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 00, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	20,000,000	20,000,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series XF 10 32, 1.84% 3/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	1,540,000	1,540,000
TOTAL MUNICIPAL NOTES
(Cost $ 59,464,000)		59,464,000
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $742,017,660)		749,412,304
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(18,818,752)
NET ASSETS - 100%		$730,593,552

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,938,701 or 1.9% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.7%
Health Care	14.9%
Special Tax	11.4%
Education	8.8%
Water & Sewer	8.4%
Transportation	7.0%
Synthetics	5.5%
Others* (Individually Less Than 5%)	7.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $742,017,660)		$749,412,304
Cash		787,568
Receivable for fund shares sold		562,074
Interest receivable		7,129,124
Prepaid expenses		728
Receivable from investment adviser for expense reductions		87,744
Other receivables		1,515
Total assets		757,981,057
Liabilities
Payable for investments purchased on a delayed delivery basis	$22,223,514
Payable for fund shares redeemed	4,561,380
Distributions payable	270,084
Accrued management fee	215,438
Other affiliated payables	62,856
Other payables and accrued expenses	54,233
Total liabilities		27,387,505
Net Assets		$730,593,552
Net Assets consist of:
Paid in capital		$724,302,988
Total distributable earnings (loss)		6,290,564
Net Assets, for 69,049,166 shares outstanding		$730,593,552
Net Asset Value, offering price and redemption price per share ($730,593,552 ÷ 69,049,166 shares)		$10.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Interest		$15,539,187
Expenses
Management fee	$2,629,594
Transfer agent fees	612,148
Accounting fees and expenses	166,905
Custodian fees and expenses	5,685
Independent trustees' fees and expenses	3,383
Registration fees	34,618
Audit	64,277
Legal	1,640
Miscellaneous	5,441
Total expenses before reductions	3,523,691
Expense reductions	(938,418)
Total expenses after reductions		2,585,273
Net investment income (loss)		12,953,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(829,825)
Total net realized gain (loss)		(829,825)
Change in net unrealized appreciation (depreciation) on investment securities		6,421,931
Net gain (loss)		5,592,106
Net increase (decrease) in net assets resulting from operations		$18,546,020

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,953,914	$12,468,906
Net realized gain (loss)	(829,825)	971,634
Change in net unrealized appreciation (depreciation)	6,421,931	(8,225,750)
Net increase (decrease) in net assets resulting from operations	18,546,020	5,214,790
Distributions to shareholders	(12,955,532)	–
Distributions to shareholders from net investment income	–	(12,465,017)
Total distributions	(12,955,532)	(12,465,017)
Share transactions
Proceeds from sales of shares	191,663,112	226,278,663
Reinvestment of distributions	9,615,098	9,228,448
Cost of shares redeemed	(250,694,613)	(221,288,325)
Net increase (decrease) in net assets resulting from share transactions	(49,416,403)	14,218,786
Total increase (decrease) in net assets	(43,825,915)	6,968,559
Net Assets
Beginning of period	774,419,467	767,450,908
End of period	$730,593,552	$774,419,467
Other Information
Undistributed net investment income end of period		$308
Shares
Sold	18,263,477	21,316,836
Issued in reinvestment of distributions	916,729	870,277
Redeemed	(23,925,423)	(20,878,849)
Net increase (decrease)	(4,745,217)	1,308,264

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Limited Term Tax-Free Bond Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.59	$10.80	$10.76	$10.71
Income from Investment Operations
Net investment income (loss)B	.184	.168	.170	.183	.194
Net realized and unrealized gain (loss)	.090	(.100)	(.199)	.048	.051
Total from investment operations	.274	.068	(.029)	.231	.245
Distributions from net investment income	(.184)	(.168)	(.170)	(.183)	(.195)
Distributions from net realized gain	–	–	(.011)	(.008)	–
Total distributions	(.184)	(.168)	(.181)	(.191)	(.195)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$10.58	$10.49	$10.59	$10.80	$10.76
Total ReturnD	2.64%	.64%	(.27)%	2.17%	2.31%
Ratios to Average Net AssetsE
Expenses before reductions	.48%	.47%	.47%	.48%	.49%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.75%	1.59%	1.59%	1.71%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$730,594	$774,419	$767,451	$817,664	$795,240
Portfolio turnover rate	33%	20%	33%	20%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a non-diversified fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,697,112
Gross unrealized depreciation	(1,294,253)
Net unrealized appreciation (depreciation)	$7,402,859
Tax Cost	$742,009,445

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,102,771)
Net unrealized appreciation (depreciation) on securities and other investments	$7,402,860

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(541,642)
Long-term	(561,129)
Total capital loss carryforwards	$(1,102,771)

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Tax-exempt Income	$ 12,955,532	$ 12,465,017

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $237,688,755 and $261,807,964, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,041 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $928,609.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,685.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $4,124.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Limited Term Tax-Free Bond Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 10, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.35%	$1,000.00	$1,016.60	$1.75
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2019, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Limited Term Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Limited Term Tax-Free Bond Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

CA Ltd Term Tax-Free Bond
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
49
48
49
48
49
49
49
48
49
47
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	8%	7%	7%	8%	8%
Funds	341	330	329	328	322
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

CSI-ANN-0419
1.817077.113

Item 2.

Code of Ethics

As of the end of the period, February 28, 2019, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Limited Term Tax-Free Bond Fund and Fidelity California Municipal Income Fund (the “Funds”):

Services Billed by PwC

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$53,000	$4,500	$2,200	$2,600
Fidelity California Municipal Income Fund	$51,000	$4,100	$2,200	$2,400

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$55,000	$4,700	$2,200	$2,400
Fidelity California Municipal Income Fund	$50,000	$4,300	$2,200	$2,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2019A	February 28, 2018A
Audit-Related Fees	$7,930,000	$8,360,000
Tax Fees	$15,000	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2019A	February 28, 2018A
PwC	$11,140,000	$10,760,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 24, 2019